UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2014

Senesco Technologies, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202/206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 11, 2014, Senesco Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). The matters voted on by stockholders at the Meeting included (1) a proposal to elect ten (10) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, (2) a proposal to approve the amendment and restatement of the Company’s 2008 Incentive Compensation Plan, and (3) a proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014. There were represented at the Meeting, either in person or by proxy, 3,957,936 shares of the Company’s common stock out of a total number of 4,957,275 shares of the Company’s common stock outstanding as of the record date, December 26, 2013, and entitled to vote at the Meeting. The results of the stockholders’ votes are as follows:

Proposal	For	Withheld	Broker Non-Votes
Election of the nominees to the Board of Directors of the Company:
Harlan W. Waksal, M.D.	1,605,146	53,897	2,298,893
David Rector	1,531,809	127,234	2,298,893
Jack Van Hulst	1,503,784	155,259	2,298,893
John N. Braca	1,531,734	127,309	2,298,893
Christopher Forbes	1,506,437	152,606	2,298,893
Warren J. Isabelle	1,531,809	127,234	2,298,893
Thomas C. Quick	1,504,363	154,680	2,298,893
Rudolf Stalder	1,507,876	151,167	2,298,893
Leslie J. Browne, Ph.D.	1,504,842	154,201	2,298,893
John E. Thompson, Ph.D.	1,604,890	54,153	2,298,893

To approve the amendment and restatement of the Company’s 2008 Incentive Compensation Plan.	For	Against	Abstain	Broker Non-Votes

	1,074,037	176,180	408,826	2,298,893

To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.	For	Against	Abstain

	3,423,852	199,645	334,439

The foregoing votes reflect that (i) the nominees of the Board of Directors, (ii) the approval of the amendment and restatement of the Company’s 2008 Incentive Compensation Plan, and (iii) the ratification of the appointment of the Company’s independent public accounting firm for the fiscal year ending June 30, 2014, having received the votes listed above, being a plurality, majority or requisite majority of the votes cast, as applicable, were duly passed by the stockholders of the Company.

Item 8.01   Other Information.

A copy of the presentation delivered at the Meeting will be posted on our website and is filed herewith.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slide Presentation used at Annual Meeting on February 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: February 12, 2014	By:	/s/ Joel Brooks
Name: Joel Brooks
Title: Chief Financial Officer, Secretary and Treasurer